EXHIBIT 10.2
                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of August 3, 2004, by and among NewMarket Technology, Inc., a Nevada corporation ("NM"), and Chell Group Corporation, a New York corporation ("CG") and Logicorp Data Systems, Ltd., an Alberta corporation and a wholly-owned subsidiary of CG ("Logicorp");.

     WHEREAS, NM wishes to purchase that number of shares of Logicorp common stock ("Logicorp Shares") from Logicorp such that NM will hold 51% of the outstanding securities of Logicorp;

     WHEREAS, Logicorp wishes to sell and NM wishes to purchase the Logicorp Shares for $2,100,000, $1,100,000 of which will be paid in cash at closing and $1,000,000 of which will be paid by promissory note;

     WHEREAS, twelve (12) months following the first anniversary of the 51% purchase, provided Logicorp has achieved annual sales of at lease $18,000,000 with at least a break even profit (EBITA), the seller will have an option to require the buyer to acquire the remaining 49% of the sellers remaining stock for a purchase price of $1,900,000 to be paid in NM stock with piggyback registration rights. The buyer will have an equal right to require the sale of the sellers remaining 49% stock position under the same performance conditions. NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement NM and CG hereby agree as follows:

     1. Stock Purchase. Subject to the satisfaction (or waiver) of the conditions to Closing set forth in this Agreement, NM shall purchase the Logicorp Shares for $1,100,000 in cash and a promissory note with 10% the first year and 5% in the second year due August 3, 2006 in the principal amount of $1,000,000 ("Promissory Note").

     2. Closing. The closing of the sale of Logicorp Shares shall take place at the offices of Richardson & Patel LLP, 10900 Wilshire Blvd., Suite 500, Los Angeles, California (the "Closing") at 10:00 a.m., California time (i) on or before August 3, 2004; provided, that all of the conditions set forth in Sections 5 and 6 and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as NM and CG may agree upon (the "Closing Date"). Subject to the terms and conditions of this Agreement, at the Closing, NM shall deliver or cause to be delivered to Logicorp (a) payment of $1.1 million in cash and (b) the Promissory Note. At the Closing, Logicorp shall deliver a certificate registered in the name of NM that number of Logicorp Shares such that NM holds 51% of the outstanding common stock after the Closing.

     3. Representations and Warranties of NM. NM hereby represents and warrants to CG, as of the date hereof and the Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

          (a) Organization, Good Standing and Power. NM is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. NM does not have any Subsidiaries or own securities of any kind in any other entity except as set forth on Schedule 3(a) hereto. For the purposes of this Agreement, "Subsidiary" of an entity shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such entity and/or any of its other Subsidiaries. NM and each such Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to


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     be so qualified will not have a Material  Adverse Effect.  For the purposes of this  Agreement,  "Material  Adverse  Effect"  means  any  effect on the
     business   (including  a  material  change  in   management),   results  of
     operations, prospects, properties, assets or condition (financial or otherwise) of NM or CG (as the case may be) that is material and adverse to NM or CG, respectively, and its subsidiaries, taken as a whole, and/or any
     condition,   circumstance,   factor  or   situation   (including,   without
     limitation, an investigation by the Securities and Exchange Commission (the "Commission")) that would prohibit or otherwise materially interfere with the ability of NM from entering into and performing any of its obligations under the Transaction Documents (as defined below) in any material respect.

          (b) Authorization; Enforcement. NM has the requisite corporate power and authority to enter into and perform this Agreement and the Shareholders Agreement by and among NM and CG, dated as of the date hereof, substantially in the form of Exhibit B attached hereto (the "Shareholders Agreement" and, together with this Agreement, the "Transaction Documents") and to issue and sell the NM Shares in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by NM and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and, except as set forth on Schedule 3(b), no further consent or authorization of NM, its Board of Directors or stockholders is required. When executed and delivered by NM, each of the Transaction Documents shall constitute a valid and binding obligation of NM enforceable against NM in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c) Capitalization. The authorized capital stock of NM as of August 3, 2004 is set forth on Schedule 3(c) hereto. All of the outstanding shares of the Common Stock and any other outstanding security of NM have been duly and validly authorized. Except as set forth in this Agreement and as set forth on Schedule 3(c) hereto, no shares of Common Stock or any other security of NM are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of NM. Furthermore, except as set forth in this Agreement and as set forth on Schedule 3(c) hereto, there are no contracts, commitments, understandings, or arrangements by which NM is or may become bound to issue additional shares of the capital stock of NM or options, securities or rights convertible into shares of capital stock of NM. Except for customary transfer restrictions contained in agreements entered into by NM in order to sell restricted securities or as provided on Schedule 3(c) hereto, NM is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 3(c), NM is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of NM.

          (d) Issuance of Securities. The NM Shares to be issued at the Closing have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof, the NM Shares will be validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of NM Common Stock.

          (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by NM and the consummation by NM of the transactions contemplated hereby and thereby, and the issuance of the Securities as contemplated hereby, do not and will not (i) violate or conflict with any provision of NM's Articles of Incorporation (the "Articles") or Bylaws (the "Bylaws"), each as amended to date, or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which NM or any


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     of its  Subsidiaries is a party or by which NM or any of its  Subsidiaries'
     respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to NM or any of its Subsidiaries or by which any property or asset of NM or any of its Subsidiaries are bound or affected,
     except,  in  all  cases,  for  such  conflicts,   defaults,   terminations,
     amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws)). Neither NM nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Securities in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by NM under applicable state and federal securities laws, rules or regulations or any registration provisions provided in the Registration Rights Agreement).

          (f) Commission Documents, Financial Statements. The Common Stock of NM is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and NM has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). At the times of their respective filings, the Form 10-QSB for the fiscal quarters ended March 31, 2004, September 30, 2003 and June 30, 2003 (collectively, the "Form 10-QSB") and the Form 10-KSB for the fiscal year ended December 31, 2003 (the "Form 10-KSB") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Form 10-QSB and Form 10-KSB did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of NM included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the Notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of NM and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (g) No Material Adverse Change. Since December 31, 2003, NM has not experienced or suffered any Material Adverse Effect, except as disclosed on
     Schedule 3(g) hereto.

          (h) No Undisclosed Liabilities. Except as disclosed on Schedule 3(h) hereto, since December 31, 2003, neither NM nor any of its Subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of NM's or its Subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

          (i) No Undisclosed Events or Circumstances. Since December 31, 2003, except as disclosed on Schedule 3(i) hereto, no event or circumstance has occurred or exists with respect to NM or its Subsidiaries or their respective businesses, properties, prospects, operations or financial


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     condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by NM but which has not been so publicly announced or disclosed.

          (j) Indebtedness. Schedule 3(j) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of NM or any Subsidiary, or for which NM or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $300,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in NM's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Neither NM nor any Subsidiary is in default with respect to any Indebtedness.

          (k) Title to Assets. Each of NM and the Subsidiaries has good and valid title to all of its real and personal property reflected in the Commission Documents, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated on Schedule 3(k) hereto or such that, individually or in the aggregate, do not cause a Material Adverse Effect. All said leases of NM and each of its Subsidiaries are valid and subsisting and in full force and effect.

          (l) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of NM, threatened against NM or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth on Schedule 3(l) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of NM, threatened against or involving NM, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would reasonably be expected, if adversely determined, to have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against NM or any Subsidiary or any officers or directors of NM or Subsidiary in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (m) Compliance with Law. The business of NM and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents or on Schedule 3(m) hereto or such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect. NM and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (n) Taxes. NM and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of NM and the Subsidiaries for all current taxes and other charges to which NM or any Subsidiary is subject and which are not currently due and payable. Except as disclosed on


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     Schedule 3(n) hereto,  none of the federal  income tax returns of NM or any
     Subsidiary have been audited by the Internal Revenue Service. NM has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against NM or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

          (o) Certain Fees. Except as set forth on Schedule 3(o) hereto, NM has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

          (p) Disclosure. To the best of NM's knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of NM or any Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

          (q) Operation of Business. Except as set forth on Schedule 3(q) hereto, NM and each of the Subsidiaries owns or possesses the rights to all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

          (r) Environmental Compliance. NM and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. "Environmental Laws" shall mean all applicable laws relating to the protection of the environment including, without
     limitation,   all   requirements   pertaining  to   reporting,   licensing,
     permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. To the best of NM's knowledge, NM has all necessary governmental approvals required under all Environmental Laws as necessary for NM's business or the business of any of its subsidiaries. To the best of NM's knowledge, NM and each of its subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting NM or its subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation
     (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

          (s) Books and Records; Internal Accounting Controls. The records and documents of NM and its Subsidiaries accurately reflect in all material respects the information relating to the business of NM and the Subsidiaries, the location and collection of their assets, and the nature


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     of all transactions  giving rise to the obligations or accounts  receivable of NM or any Subsidiary. NM and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of NM's board of directors, to provide reasonable assurance that (i) transactions are
     executed   in   accordance   with   management's    general   or   specific
     authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

          (t) Material Agreements. Except for the Transaction Documents (with respect to clause (i) only), as disclosed in the Commission Documents or as set forth on Schedule 3(t) hereto, or as would not be reasonably likely to have a Material Adverse Effect, (i) NM and each of its Subsidiaries have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission (the "Material Agreements"), (ii) neither NM nor any of its Subsidiaries has received any notice of default under any Material Agreement and, (iii) to the best of NM's knowledge, neither NM nor any of its Subsidiaries is in default under any Material Agreement now in effect.

          (u) Transactions with Affiliates. Except as set forth on Schedule 3(u) hereto and in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) NM, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of NM, or any of its Subsidiaries, or any person owning at least 5% of the outstanding capital stock of NM or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder which, in each case, is required to be disclosed in the Commission Documents or in NM's most recently filed definitive proxy statement on
     Schedule 14A, that is not so disclosed in the Commission Documents or in such proxy statement.

          (v) Securities Act of 1933. Based in material part upon the representations herein of the Purchasers, NM has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Neither NM nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws, and neither NM nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

          (w) Employees. Neither NM nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees, except as set forth on Schedule 3(w) hereto. Except as set forth on Schedule 3(x) hereto, neither NM nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by NM or such Subsidiary required to be disclosed in the Commission Documents that is not so disclosed. Since December 31, 2003, no officer, consultant or key employee of NM or any Subsidiary whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated or, to the knowledge of NM, has any present intention of terminating his or her employment or engagement with NM or any Subsidiary.

          (x) Absence of Certain Developments. Except as provided on Schedule 3(x) hereto, since December 31, 2003, neither NM nor any Subsidiary has:

               (i) discharged or satisfied any lien or encumbrance in excess of $250,000 or paid any obligation or liability (absolute or contingent) in excess of $250,000, other than current liabilities paid in the ordinary course of business;
               (ii) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, in each case in excess of $250,000, except in the ordinary course of business;
               (iii) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights in excess of $250,000;
               (iv) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;
               (v) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;
               (vi) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;
               (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or
               (viii) entered into an agreement, written or otherwise, to take any of the foregoing actions.

          (y) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by NM or any of its Subsidiaries which is or would be materially adverse to NM and its Subsidiaries. The execution and delivery of this Agreement and the issuance and sale of the Securities will not involve any transaction which is subject to the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which NM is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 3(y), the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by NM or any Subsidiary or by any trade or business, whether or not incorporated, which, together with NM or any Subsidiary, is under common control, as described in Section 414(b) or
     (c) of the Code.

          (z) Purchase for Its Own Account. NM will acquire the Logicorp Shares as principal for its own account and not with a view to any distribution thereof. (aa) Compliance with Securities Act. NM understands and agrees that the Logicorp Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of CG contained herein), and that Logicorp Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. (bb) Shares Legend. The Logicorp Shares shall bear the following or similar legend:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO LOGICORP THAT SUCH REGISTRATION IS NOT REQUIRED."

     4. Representations and Warranties of Logicorp.

          (a) Organization, Good Standing and Power. Logicorp is a corporation duly incorporated, validly existing and in good standing under the laws of the Province of Alberta and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Logicorp does not have any Subsidiaries or own securities of any kind in any other entity except as set forth on Schedule 4(a) hereto. Logicorp and each such Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect.

          (b) Authorization; Enforcement. Logicorp has the requisite corporate power and authority to enter into and perform the Transaction Documents and to issue and sell the Logicorp Shares in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by Logicorp and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and, except as set forth on Schedule 4(b), no further consent or authorization of Logicorp, its Board of Directors or stockholders is required. When executed and delivered by Logicorp, each of the Transaction Documents shall constitute a valid and binding obligation of Logicorp enforceable against Logicorp in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c) Capitalization. The authorized capital stock of Logicorp as of August 3, 2004 is set forth on Schedule 4(c) hereto. All of the outstanding shares of the Common Stock and any other outstanding security of Logicorp have been duly and validly authorized. Except as set forth in this Agreement and as set forth on Schedule 4(c) hereto, no shares of Common Stock or any other security of Logicorp are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of Logicorp. Furthermore, except as set forth in this Agreement and as set forth on Schedule 4(c) hereto, there are no contracts, commitments, understandings, or arrangements by which Logicorp is or may become bound to issue additional shares of the capital stock of Logicorp or options, securities or rights convertible into shares of capital stock of Logicorp. Except for customary transfer restrictions contained in agreements entered into by Logicorp in order to sell restricted securities or as provided on Schedule 4(c) hereto, Logicorp is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 4(c), Logicorp is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of Logicorp.

          (d) Issuance of Securities. The Logicorp Shares to be issued at the Closing have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof, the Logicorp Shares will be validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Logicorp Common Stock.

          (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by Logicorp and the consummation by Logicorp of the transactions contemplated hereby and thereby, and the transfer of the Logicorp Shares as contemplated hereby, do not and will not (i) violate or conflict with any provision of Logicorp's Articles of Incorporation (the "Articles") or Bylaws (the "Bylaws"), each as amended to date, or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which Logicorp or any of its Subsidiaries is a party or by which Logicorp or any of its Subsidiaries' respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to Logicorp or any of its Subsidiaries or by which any property or asset of Logicorp or any of its Subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws)). Neither Logicorp nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Securities in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by Logicorp under applicable state and federal securities laws, rules or regulations or any registration provisions provided in the Registration Rights Agreement).

          (f) No Undisclosed Liabilities. Except as disclosed on Schedule 4(f) hereto, since December 31, 2003, neither Logicorp nor any of its Subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of Logicorp's or its Subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

          (g) Indebtedness. Schedule 4(g) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of Logicorp or any Subsidiary, or for which Logicorp or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $300,000 (other than trade accounts payable incurred in the ordinary course of business),
     (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Logicorp's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and
     (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Neither Logicorp nor any Subsidiary is in default with respect to any Indebtedness.

          (h) Title to Assets. Each of Logicorp and the Subsidiaries has good and valid title to all of its real and personal property reflected in the Commission Documents, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated on Schedule 4(h) hereto or such that, individually or in the aggregate, do not cause a Material Adverse Effect. All said leases of Logicorp and each of its Subsidiaries are valid and subsisting and in full force and effect.

          (i) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of Logicorp, threatened against Logicorp or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth on Schedule 4(i) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of Logicorp, threatened against or involving Logicorp, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would reasonably be expected, if adversely determined, to have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against Logicorp or any Subsidiary or any officers or directors of Logicorp or Subsidiary in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (j) Compliance with Law. The business of Logicorp and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents or on Schedule 4(j) hereto or such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect. Logicorp and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (k) Taxes. Logicorp and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of Logicorp and the Subsidiaries for all current taxes and other charges to which Logicorp or any Subsidiary is subject and which are not currently due and payable. Except as disclosed on Schedule 4(k) hereto, none of the federal income tax returns of Logicorp or any Subsidiary have been audited by the Internal Revenue Service. Logicorp has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against Logicorp or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

          (l) Certain Fees. Except as set forth on Schedule 4(l) hereto, Logicorp has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

          (m) Disclosure. To the best of Logicorp's knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of Logicorp or any Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

          (n) Operation of Business. Except as set forth on Schedule 4(n) hereto, Logicorp and each of the Subsidiaries owns or possesses the rights to all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

          (o) Environmental Compliance. Logicorp and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. "Environmental Laws" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. To the best of Logicorp's knowledge, Logicorp has all necessary governmental approvals required under all Environmental Laws as necessary for Logicorp's business or the business of any of its subsidiaries. To the best of Logicorp's knowledge, Logicorp and each of its subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting Logicorp or its subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

          (p) Books and Records; Internal Accounting Controls. The records and documents of Logicorp and its Subsidiaries accurately reflect in all material respects the information relating to the business of Logicorp and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of Logicorp or any Subsidiary. Logicorp and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Logicorp board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

          (q) Material Agreements. Except for the Transaction Documents (with respect to clause (i) only), as disclosed in the Commission Documents or as set forth on Schedule 4(q) hereto, or as would not be reasonably likely to have a Material Adverse Effect, (i) Logicorp and each of its Subsidiaries have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission (the "Material Agreements"), (ii) neither Logicorp nor any of its Subsidiaries has received any notice of default under any Material Agreement and, (iii) to the best of Logicorp's knowledge, neither Logicorp nor any of its Subsidiaries is in default under any Material Agreement now in effect.

          (r) Transactions with Affiliates. Except as set forth on Schedule 4(r) hereto and in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) Logicorp, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of Logicorp, or any of its Subsidiaries, or any person owning at least 5% of the outstanding capital stock of Logicorp or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder which, in each case, is required to be disclosed in the Commission Documents or in Logicorp's most recently filed definitive proxy statement on Schedule 14A, that is not so disclosed in the Commission Documents or in such proxy statement.

          (s) Employees. Neither Logicorp nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees, except as set forth on Schedule 4(s) hereto. Except as set forth on Schedule 4(s) hereto, neither Logicorp nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by Logicorp or such Subsidiary required to be disclosed in the Commission Documents that is not so disclosed. Since December 31, 2003, no officer, consultant or key employee of Logicorp or any Subsidiary whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated or, to the knowledge of Logicorp, has any present intention of terminating his or her employment or engagement with Logicorp or any Subsidiary.

          (t) Absence of Certain Developments. Except as provided on Schedule 4(u) hereto, since December 31, 2003, neither Logicorp nor any Subsidiary has:

               (i) discharged or satisfied any lien or encumbrance in excess of $250,000 or paid any obligation or liability (absolute or contingent) in excess of $250,000, other than current liabilities paid in the ordinary course of business;
               (ii) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, in each case in excess of $250,000, except in the ordinary course of business;
               (iii) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights in excess of $250,000;
               (iv) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;
               (v) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;
               (vi) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;
               (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or
               (viii) entered into an agreement, written or otherwise, to take any of the foregoing actions.

     6. Logicorp Closing Conditions. The obligation hereunder of Logicorp to transfer the Logicorp Shares and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the

Closing, of each of the conditions set forth below. These conditions are for CG's sole benefit and may be waived by the Purchasers at any time in their sole discretion.

          (a) Accuracy of the NM Representations and Warranties. Each of the representations and warranties of NM in this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

          (b) Performance by NM. NM shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by NM at or prior to the Closing Date.

          (c) No Suspension, Etc. Trading in the NM Common Stock shall not have been suspended by the Commission or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by NM, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

          (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against NM or any Subsidiary, or any of the officers, directors or affiliates of NM or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (f) Working Capital Contribution. At or prior to the Closing, NM shall have delivered $1.1 million to Logicorp for working capital purposes.

          (h) Secretary's Certificate. NM shall have delivered to CG a secretary's certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Articles, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of NM executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

          (i) Officer's Certificate. On the Closing Date, NM shall have delivered CG a certificate signed by an executive officer on behalf of NM, dated as of the Closing Date, confirming the accuracy of NM's representations, warranties and covenants as of the Closing Date and confirming the compliance by NM with the conditions precedent set forth in paragraphs (b) and (c) of this Section 6.

          (j) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

          (k) Ancillary Agreements. On the Closing Date, NM shall have executed and delivered the Shareholders Agreement and Earnout Agreement to CG.

     7. NM  Closing  Conditions.

          (a) [Litigation Release. Each of [the two Logicorp founders] shall have released Logicorp from any past liability resulting from such person's


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


     employment at Logicorp.] CG will provide an indemnity with respect to the third shareholder, Fred Johanneson and the ongoing lawsuit between Logicorp/GC vs. Fred Johansenn, Fred Johannseen family trust, __________ Johannesen, (Fred's Wife). Any settlement and costs in favor or against Logicorp and or CG with respect to this matter will be the benefit or liability of CG. More input from CG's litigation counsel on this matter]

          (b) Accuracy of the Logicorp Representations and Warranties. Each of the representations and warranties of Logicorp in this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

          (c) Performance by Logicorp. Logicorp shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Logicorp at or prior to the Closing Date.

          (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against Logicorp or any Subsidiary, or any of the officers, directors or affiliates of Logicorp or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (f) Stock Certificate Delivery. At or prior to the Closing, or within 30 days Logicorp shall have delivered to NM a certificate representing the Logicorp Shares.

          (g) Secretary's Certificate. Logicorp shall have delivered to NM a secretary's certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Articles, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of Logicorp executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

          (h) Officer's Certificate. On the Closing Date, Logicorp shall have delivered NM a certificate signed by an executive officer on behalf of NM, dated as of the Closing Date, confirming the accuracy of Logicorp's representations, warranties and covenants as of the Closing Date and confirming the compliance by Logicorp with the conditions precedent set forth in paragraphs (b) and (c) of this Section 7 as of the Closing Date.

          (i) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

          (j) Ancillary Agreements. On the Closing Date, CG shall have executed and delivered the Shareholders Agreement and Earnout Agreement to NM.

     8. NM Covenants. NM covenants and agrees with CG as follows:

          (a) Reporting Requirements. From the date of this Agreement and until two (2) years after the Closing Date, NM will (v) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (x) comply in all respects with its reporting and filing obligations under the 1934 Act, (y) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or

     12(g) of the 1934 Act, as applicable, and (z) comply with all requirements related to any registration statement filed pursuant to this Agreement. NM will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Closing Date.

          (b) Shareholders Agreement. NM agrees that until all amounts due and payable under the Promissory Note have been paid, and while any existing personal guarantees remain in place with respect to any banking and or supplier debts of Logicorp, NM shall vote all of its Logicorp Shares in accordance with a Shareholders Agreement entered into as of the Closing Date between CG and NM in which NM agrees to vote all of its Logicorp shares to elect the directors and appoint the officers nominated by CG and to approve any action proposed by Logicorp directors except for any action
     (i) involving a merger of Logicorp with a third party or any sale of all or substantially all of Logicorp's assets or (ii) which materially and adversely affects NM in a disproportionate manner from other shareholders (i.e., in a disproportionate manner caused by something other than ownership of approximately 51% of the outstanding shares of Logicorp).

     9. CG Covenants.

          (a) Banking and Supplier Relationships. NM agrees that until all amounts due and payable under the Promissory Note have been paid, and while any existing personal guarantees remain in place with respect to any banking and or supplier debts of Logicorp, CG shall cause Logicorp management maintain all banking and supplier relationships and CG shall maintain any corporate guarantees regarding any Logicorp debt and shall use its best efforts to cause existing personal guarantees to remain in effect.

     10. Indemnification. Each party ("Indemnifying Party") agrees to indemnify, hold harmless, reimburse and defend the other party and its officers, directors, agents, affiliates, control persons, and principal shareholders ("Indemnified Persons"), against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Indemnified Person which results, arises out of or is based upon (i) any material misrepresentation by the Indemnifying Party or breach of any warranty by Indemnifying Party in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Indemnifying Party of any covenant or undertaking to be performed by Indemnifying Party hereunder, or any other agreement entered into by Indemnifying Party and Indemnified Person relating hereto.

     11. Rights upon Default. NM agrees that upon failure to repay the Promissory Note when due and payable, Logicorp may redeem or CG may cause Logicorp to redeem the % back of the company which is equivalent to the amount of the outstanding promissory note. For example if none of the one million dollar note is paid then NM will surrender back to CG 25% of the total Logicorp company and its subsidiaries, if five hundred thousand of the note is not paid the NM will surrender back 12.5% of the total Logicorp company and its subsidiaries.

     12. Miscellaneous.

          (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
     (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.

     Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

          if to NM to: NewMarkets Technology, Inc.

                               14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
                               Attention:Chief Executive Officer
                               telecopier: (____) _________

          with a copy by telecopier only to:



          if to CG or Logicorp to:

                               Chell Group Corporation
                               123 2340 Pegasus Way NE
                               Calgary AB, T2E 8M5
                               Attention: Chief Executive Officer
                               telecopier: (____) __________

          with an additional copy by telecopier only to:

                               Richardson & Patel LLP
                               10900 Wilshire Boulevard, Suite 500
                               Los Angeles, CA 90024
                               Attn : Ryan S. Hong, Esq.,
                               telecopier: (310) 208-1154,



          (c) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither NM nor CG have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

          (d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

          (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. THE PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

          (f) Specific Enforcement, Consent to Jurisdiction. NM and CG acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 12(e) hereof, each of NM, CG and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

          (g) Equitable Adjustment. The Logicorp Shares and the purchase prices thereof shall be equitably adjusted to offset the effect of stock splits, stock dividends, and distributions of property or equity interests of NM and CG to its shareholders.

          (h) Denomination. All references to dollar or money amounts in this Agreement shall refer to dollars of the United States of America.
















                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT


     Please   acknowledge  your  acceptance  of  the  foregoing  Stock  Purchase
Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


CG:

                         CHELL GROUP CORPORATION
                         a New York corporation



                         By:/s/ Dave Bolin
                           -------------------------------------
                                  Name: Dave Bolink
                                  Title: Chief Executive Officer



Logicorp:

                         LOGICORP DATA SYSTEMS, LTD.
                         an Alberta corporation



                         By:/s/ Dave Bolin
                           -------------------------------------
                                  Name: Dave Bolink
                                  Title: Chief Executive Officer

                         NM:

                         NEWMARKET TECHNOLOGY, INC.
                         a Nevada corporation



                         By:/s/Philip Verges
                           -------------------------------------
                                  Name: Philip Verges
                                  Title: Chief Executive Officer






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